October 26, 2023

BLUEPRINT ADAPTIVE GROWTH ALLOCATION FUND

Investor Class (BLUPX)

Institutional Class (BLUIX)

A Series of Ultimus Managers Trust

Supplement to Summary Prospectus, Prospectus, and Statement of Additional Information

dated June 28, 2023

This supplement updates certain information in the Summary Prospectus (“Summary Prospectus”), the Prospectus (“Prospectus”) and the Statement of Additional Information (“SAI”) of the Blueprint Adaptative Growth Allocation Fund (the “Fund”), a series of the Ultimus Managers Trust. For more information or to obtain a copy of the Fund’s Summary Prospectus, Prospectus or SAI, free of charge, please visit the Fund’s website at www.blueprintmutualfunds.com or call the Fund toll free at 1-866-983-4525.

Closure and Conversion of Shares

On December 8, 2023, all existing shares of the Investor Class of the Fund will be converted into shares of the Institutional Class of the Fund (the “Conversion”). There will be no fees charged in connection with the Conversion. After the Conversion, the Fund will offer only a single class of shares – the Institutional Class.

The Conversion is not considered a taxable event for federal income tax purposes, and no action is necessary on your part to effect the Conversion. Shareholders should consult with their own tax advisors to ensure proper treatment on their income tax returns.

Shareholders may continue to purchase and redeem Investor Class shares of the Fund on each business day until the Conversion on December 8, 2023.

After the Conversion, all references to the Investor Class of the Fund are hereby struck from the Fund’s Summary Prospectus, Prospectus and SAI.

Change in Minimum Initial Investment Amount of Institutional Class

Also, effective on December 8, 2023, the following replaces, in its entirely, the sub-section entitled “Minimum Initial Investment”, in the section entitled “Purchase and Sale of Fund Shares”, on page 6 of the Summary Prospectus and on page 11 of the Prospectus:

The minimum investment amount is $5,000 for all accounts.

The following replaces, in its entirely, the sub-section entitled “Minimum Initial Investment”, in the section entitled “How To Buy Shares”, on page 32 of the Prospectus:

The minimum initial investment amount for all accounts in the Fund is $5,000. This minimum initial investment requirement may be waived or reduced for any reason at the discretion of the Fund.

If you have any questions regarding the Fund, please call 1-866-983-4525.

Investors Should Retain this Supplement for Future Reference.